Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 5 TO CREDIT AGREEMENT

AMENDMENT NO. 5 TO CREDIT AGREEMENT, dated as of December 23, 2013 (this “Amendment”), to the Credit Agreement dated as of June 19, 2012, as amended by Amendment No. 1 thereto dated as of January 15, 2013, Amendment No. 2 thereto dated as of May 8, 2013, Amendment No. 3 thereto dated as of September 30, 2013, and Amendment No. 4 thereto dated as of November 5, 2013 (the credit agreement, as so amended and as otherwise amended, supplemented and modified from time to time, the “Credit Agreement”) among NGL ENERGY PARTNERS LP, a Delaware limited partnership (“Parent”), NGL ENERGY OPERATING LLC, a Delaware limited liability company (“Borrowers’ Agent”), each subsidiary of the Parent identified as a “Borrower” under the Credit Agreement (together with the Borrowers’ Agent, each, a “Borrower” and collectively, the “Borrowers”), DEUTSCHE BANK AG, NEW YORK BRANCH, as technical agent (in such capacity, together with its successors in such capacity, the “Technical Agent”) and DEUTSCHE BANK TRUST COMPANY AMERICAS (“DBTCA”), as administrative agent for the Secured Parties (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, together with its successors in such capacity, the “Collateral Agent”) and each financial institution identified as a “Lender” or an “Issuing Bank” under the Credit Agreement (each, a “Lender” and together with the Technical Agent, the Administrative Agent and the Collateral Agent, the “Secured Parties”).

RECITALS

WHEREAS, the Borrowers have requested certain amendments to the Credit Agreement; and

WHEREAS, the Lenders have agreed to amend the Credit Agreement solely upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

1.             Defined Terms.  Unless otherwise noted herein, terms defined in the Credit Agreement and used herein shall have the respective meanings given to them in the Credit Agreement.

2.             Amendment to Section 6.17(b) of the Credit Agreement (Hedging Strategy; Risk Management Policy).  Section 6.17(b) of the Credit Agreement is hereby amended by deleting the phrase “Net Open Positions at no time exceeds 150,000 barrels or barrel equivalents of Crude Oil and no more than 350,000 barrels of Natural Gas Liquids.” as it appears at the end of such Section and inserting in lieu thereof the following:

“Net Open Positions at no time exceed (i) 350,000 barrels or barrel equivalents of Crude Oil, (ii) 450,000 barrels of Natural Gas Liquids, and (iii)  1,500,000 MMBTUs of Natural Gas.”

3.             Representations and Warranties; No Default.  To induce the Lenders to enter into this Amendment, each Credit Party that is a party hereto (by delivery of its respective counterpart to this Amendment) hereby (i) represents and warrants to the Administrative Agent and the Lenders that after giving effect to this Amendment, its representations and warranties contained in the Credit Agreement and other Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date); (ii) represents and warrants to the

Administrative Agent and the Lenders that in connection with this Amendment and all other documents delivered in connection herewith it (x) has the requisite power and authority to make, deliver and perform the same; (y) has taken all necessary corporate, limited liability company, limited partnership or other action to authorize its execution, delivery and performance of the same, and (z) has duly executed and delivered the same, and (iii) certifies that no Default or Event of Default has occurred and is continuing under the Credit Agreement (both immediately before and after giving effect to this Amendment) or will result from the making of this Amendment.

4.             Conditions to Effectiveness.  This Amendment shall become effective upon the first date on which the Administrative Agent shall have received this Amendment executed and delivered by a duly authorized officer of each Credit Party party hereto and duly executed counterparts to this Amendment from the Lenders constituting the Required Lenders.

5.             Limited Effect.  Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.  The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose, except as expressly set forth herein, or a consent to any further or future action on the part of any Credit Party that would require the waiver or consent of the Lenders.  This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

6.             GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAW OF THE STATE OF NEW YORK.

7.             Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.  Delivery of an executed counterpart hereof by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

8.             Headings.  Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.

9.             Guarantor Acknowledgement.  Each Guarantor party hereto hereby (i) consents to the modifications to the Credit Agreement contemplated by this Amendment and (ii) acknowledges and agrees that its guaranty pursuant to Section 10.18 of the Credit Agreement is, and shall remain, in full force and effect after giving effect to the Amendment.

10.          Lender Acknowledgement.  Each undersigned Lender, by its signature hereto, hereby authorizes and directs DBTCA in its capacity as Administrative Agent and as Collateral Agent to execute this Amendment.

[SIGNATURE PAGES FOLLOW]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS’ AGENT:

NGL ENERGY OPERATING LLC

By:	/s/ Atanas H. Atanasov
Name: Atanas H. Atanasov
Title: Chief Financial Officer and Treasurer

GUARANTOR:

NGL ENERGY PARTNERS LP

By: NGL Energy Holdings LLC,
its general partner

By:	/s/ Atanas H. Atanasov
Name: Atanas H. Atanasov
Title: Chief Financial Officer and Treasurer

Signature Page to Amendment No. 5 to Credit Agreement

LOAN PARTIES:

GAVILON, LLC
GAVILON ENERGY HOLDINGS I, LLC
GAVILON ENERGY HOLDINGS II, LLC
GAVILON ENERGY HOLDINGS III, LLC
GAVILON ENERGY HOLDINGS IV, LLC
GAVILON ENERGY LOGISTICS, LLC
GAVILON ENERGY TRANSPORTATION HOLDCO, LLC
GAVILON ENERGY TRANSPORT SERVICES, LLC
GAVILON MIDSTREAM ENERGY, LLC
GAVILON OIL TANKS AND TERMINALS, LLC
GAVILON PIPELINE AND STORAGE, LLC
GAVILON SHIPPING AND TRADING, LLC
HICKSGAS, LLC
NGL ENERGY OPERATING LLC
NGL-MA REAL ESTATE, LLC NGL-MA, LLC NGL-NE REAL ESTATE, LLC NGL SUPPLY, LLC NGL SUPPLY RETAIL, LLC NGL SUPPLY WHOLESALE, LLC NGL SUPPLY TERMINAL COMPANY, LLC OSTERMAN PROPANE, LLC

By:	/s/ Atanas H. Atansov
Name: Atanas H. Atanasov
Title: Chief Financial Officer and Treasurer

Signature Page to Amendment No. 5 to Credit Agreement

LOAN PARTIES:

ANDREWS OIL BUYERS, INC.
ANTICLINE DISPOSAL, LLC
BLACK HAWK GATHERING, L.L.C.
CENTENNIAL ENERGY, LLC
CENTENNIAL GAS LIQUIDS ULC
COASTAL PLAINS DISPOSAL #1, L.L.C.
GREENSBURG OILFIELD, LLC
HIGH SIERRA CANADA HOLDINGS, LLC,
HIGH SIERRA COMPRESSION, LLC
HIGH SIERRA COTULLA SWD, LLC
HIGH SIERRA CRUDE OIL & MARKETING, LLC
HIGH SIERRA ENERGY, LP
HIGH SIERRA ENERGY MARKETING, LLC
HIGH SIERRA ENERGY OPERATING, LLC
HIGH SIERRA KARNES SWD, LLC
HIGH SIERRA MARINE, LLC
HIGH SIERRA NIXON SWD, LLC,
HIGH SIERRA PEARSALL SWD, LLC,
HIGH SIERRA SERTCO, LLC
HIGH SIERRA SWD OPERATOR, LLC,
HIGH SIERRA SWD SHARED SERVICES, LLC
HIGH SIERRA TRANSPORTATION, LLC
HIGH SIERRA WATER-EAGLE FORD, LLC
HIGH SIERRA WATER HOLDINGS, LLC
HIGH SIERRA WATER PERMIAN, LLC,
HIGH SIERRA WATER SERVICES, LLC
LOTUS OILFIELD SERVICES, L.L.C.
MIDSTREAM OPERATIONS L.L.C.
PETRO SOURCE TERMINALS, LLC,
PECOS GATHERING & MARKETING, L.L.C.

By:	/s/ Atanas H. Atanasov
Name: Atanas H. Atanasov
Title: Chief Financial Officer

Signature Page to Amendment No. 5 to Credit Agreement

SECURED PARTIES:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent and as Collateral Agent

By:	/s/ Estelle Lawrence
Name: Estell Lawrence
Title: Vice President

By:	/s/ Debra A. Schwalb
Name: Debra A. Schwalb
Title: Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH,
as a Lender, as Swingline Lender, as an Issuing Bank and as Technical Agent

By:	/s/ Chris Chapman
Name: Chris Chapman
Title: Director

By:	/s/ Vanuza Pereira Orato
Name: Vanuze Pereira Orato
Title: Associate

Signature Page to Amendment No. 5 to Credit Agreement

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Kristan Spivey
Name: Kristan Spivey
Title: Authorized Signatory

BNP PARIBAS,
as a Lender and Issuing Bank

By:	/s/ Keith Cox
Name: Keith Cox
Title: Managing Director

By:	/s/ Christine Dirringer
Name: Christine Dirringer
Title: Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Lender

By:	/s/ Illegible Signature
Name: Illegible Signature
Title:

PNC BANK, NATIONAL ASSOCIATION,
as a Lender and Issuing Bank

By:	/s/ Chris Hermann
Name: Christ Hermann
Title: Vice President

THE ROYAL BANK OF SCOTLAND PLC,
as a Lender

By:	/s/ Steve Ray
Name: Steve Ray
Title: Authorized Signatory

Signature Page to Amendment No. 5 to Credit Agreement

BMO HARRIS BANK N.A,
as a Lender

By:
Name:
Title:

RAYMOND JAMES BANK, N.A.,
as a Lender

By:	/s/ Scott G. Axelrod
Name: Scott G. Axelrod
Title: Vice President

ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ Elizabeth Johnson
Name: Elizabeth Johnson
Title: Vice President

By:	/s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

BANK OF AMERICA, N.A.,
as a Lender and as an Issuing Bank

By:	/s/ Michael Clayborne
Name: Michael Clayborne
Title: Vice President

Signature Page to Amendment No. 5 to Credit Agreement

SUNTRUST BANK,
as a Lender

By:	/s/ Carmen Mallzia
Name: Carmen Mallzia
Title: Director

UBS AG, STAMFORD BRANCH,
as a Lender

By:	/s/ Lana Gifas
Name: Lana Gifas
Title: Director

By:	/s/ Lisa Murray
Name: Lisa Murray
Title: Associate Director

COMMERCE BANK, N.A.,
as a Lender

By:
Name:
Title:

AMEGY BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Charles Troeger
Name: Charles Troeger
Title: Vice President

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

Signature Page to Amendment No. 5 to Credit Agreement

MACQUARIE BANK LIMITED,
as a Lender

By:	/s/ Byron den Hertog
Name: Byron den Hertog
Title: Division Director

By:	/s/ Nathan Booker
Name: Nathan Booker
Title: Associate Director

HSBC BANK USA, NA,
as a Lender

By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Andrew Ostrov
Name: Andrew Ostrov
Title: Director

Signature Page to Amendment No. 5 to Credit Agreement